FORBEARANCE, SETTLEMENT AND RELEASE AGREEMENT

This Forbearance, Settlement, and Release Agreement (this “Agreement”) is made and entered into as of March 25, 2025 (the “Agreement Date”), by and among MAIN STREET WEST, L.P., a California limited partnership (“Borrower”), MAIN STREET WEST, LLC, a California limited liability company(“MSW LLC”), THE WISEMAN COMPANY, LLC, a California limited liability company (“Wiseman Company”),  DOYLE K. WISEMAN, an individual (“Wiseman”), DOYLE K. WISEMAN, an individual in his capacity as Trustee of The Wiseman Family Trust dated December 6, 2002 (“Wiseman Trustee”),  MACKENZIE REALTY CAPITAL, INC., a Maryland corporation (“MacKenzie Realty”), MACKENZIE REAL ESTATE ADVISERS, LP, a California limited partnership (“MacKenzie Advisers”),  and FIRST NORTHERN BANK OF DIXON (“Lender”) with reference to the following recitals:

RECITALS

A.
Borrower is indebted to Lender under a loan identified in Lender’s books and records as Loan No. xxx6603, in the original principal amount of Sixteen Million Six Hundred Thousand and 00/100 Dollars ($16,600,000.00) (the “Loan”).  The purpose of the Loan was to (i) refinance existing loans secured by the real property and improvement commonly known as 925 Clinton Street, Napa, California, identified as Assessor’s Parcel Number 003-143-010-000 (the “Real Property”), (ii) to fund a tenant improvement reserve for the Real Property in the amount of $750,000.00 (the “Tenant Improvement Reserve”), and (iii) to fund partnership distributions that are permissible under Borrower’s partnership  agreement and applicable law.

B.	Loan Documents. The Loan is evidenced and secured by the following documents (the “Loan Documents”):

1.
Note. Promissory Note dated October 22, 2019, executed by Borrower in favor of Lender in the original principal amount of Sixteen Million Six Hundred Thousand and 00/100 Dollars ($16,600,000.00) (the “Original Note”). Under the terms of the Original Note, Borrower promised to pay consecutive monthly payment of principal and interest in the amount of $88,252.25 commencing December 1, 2019 (the “Monthly Payments”). Under the terms of the Original Note, Borrower promised to pay all unpaid principal, accrued interest and other amounts outstanding under the Original Note on November 1, 2024 (the “Maturity Date”). Under the terms of the Original Note, interest accrues at a fixed annual rate of four percent (4.0%) per annum (the “Note Rate”) until the Maturity Date. Commencing on the Maturity Date, the outstanding principal balance shall bear interest at the annual rate of eight percent (8.0%) per (the “Default Rate”).

2.
 Change in Terms Agreement. A Change in Terms Agreement dated May 28, 2020, pursuant to which the Original Note was modified and amended to provide that the Monthly Payments due on June 1, 2020 through November 1, 2020 (the “Deferred Monthly Payments”) shall be deferred and shall be due and payable on the Maturity Date. The Original Note as modified and amended by the Change in Terms Agreement is referred to herein as the “Note”.

3.	Covenant Agreement. A Covenant Agreement October 22, 2019, executed by Borrower in favor of Lender (the “Covenant Agreement”).

4.
Deed of Trust. A Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated October 22, 2019, executed by Borrower, as Trustor, in favor of Lender as Beneficiary, and recorded in the official records of Napa County, California (the “Official Records”) on October 30, 2019, as Document # 2019-0022396 (the “Deed of Trust”). The Deed of Trust encumbers Borrower’s interest in the Real Property, as more fully described in Exhibit A to the Deed of Trust (the “Real Property”), in a first-priority position. Under the terms of the Deed of Trust, Borrower granted all of its rights, title and interest in the Real Property and certain personal property (as described in the Deed of Trust) (the “Personal Property”, and together with the Real Property, the “Property”) to secure the all of Borrower’s obligations under the Note, the Covenant Agreement, the Deed of Trust and the Related Documents (as defined in  herein below) (collectively, the “Secured Obligations”).  In addition, under the terms of Deed of Trust, Borrower assigned to Lender to secure the Secured Obligations (i) all of Borrower’s right, title and interest in, to, and under any and all leases, licenses and other agreements of any kind relating to the use or occupancy of all or any portion of the Real Property, whether then in effector entered into in the future (collectively, the “Assigned Leases”), together with (ii) all rents, royalties, issues, profits, revenue, income, accounts, proceeds and other benefits of the Real Property, whether not due, past due or to become due, including all prepaid rents and security deposits (collectively, the “Rents”). In addition, under the terms of the Deed of Trust, Borrower granted to Lender to secure the Secured Obligations, a Uniform Commercial Code Security Interest in the Personal Property and Rents.

5.
MSW LLC Guaranty. A Guaranty dated October 22, 2019, executed by MSW LLC, in favor of Lender (the “MSW LLC Guaranty”), pursuant to which MSW LLC unconditionally guaranteed and promised to pay to Lender all indebtedness of Borrower to Lender with respect to the Loan, including all duties and liabilities of Borrower under the Note, the Covenant Agreement, the Deed of Trust and the Related Documents.

6.
 Wiseman Company Guaranty. A Guaranty dated October 22, 2019, executed by Wiseman Company, in favor of Lender (the “Wiseman Company Guaranty”), pursuant to which Wiseman Company unconditionally guaranteed and promised to pay to Lender all indebtedness of Borrower to Lender with respect to the Loan, including all duties and liabilities of Borrower under the Note, the Covenant Agreement, the Deed of Trust and the Related Documents.

7.
 Wiseman Guaranty. A Guaranty dated October 22, 2019, executed by Wiseman, in favor of Lender (the “Wiseman Guaranty”), pursuant to which Wiseman unconditionally guaranteed and promised to pay to Lender all indebtedness of Borrower to Lender with respect to the Loan, including all duties and liabilities of Borrower under the Note, the Covenant Agreement, the Deed of Trust and the Related Documents.

8.
 Wiseman Trust Guaranty. A Guaranty dated October 22, 2019, executed by Wiseman as Trustee, in favor of Lender (the “Wiseman Trust Guaranty”), pursuant to which Wiseman as Trustee, on behalf of and as Trustee of The Wiseman Family Trust dated December 6, 2002 (“Wiseman Trust”), unconditionally guaranteed and promised to pay to Lender all indebtedness of Borrower to Lender with respect to the Loan, including all duties and liabilities of Borrower under the Note, the Covenant Agreement, the Deed of Trust and the Related Documents.

9.	Related Documents. All other documents executed and delivered in connection with the Loan (the “Related Documents”).

C.	Borrower is in default under the Loan for, among other things, the failure to pay the indebtedness under the Loan in full on the Maturity Date (the “Maturity Default”).

D.
 As a result of the Maturity Default, Lender is entitled to enforce all of Lender’s rights and remedies under the Loan Documents and at law or in equity (the “Lender’s Rights and Remedies”). Under the terms of the Loan Documents, Borrower agreed to pay to Lender all of Lender’s costs and expenses, including attorney’s fees, which may be incurred by Lender in enforcing or protecting Lender’s rights or interests (collectively, the “Loan Enforcement Costs”). As a result of the Maturity Default, Lender has engaged outside legal counsel to advise Lender with respect to the protection of its interest and the enforcement of its rights and remedies and has incurred, and will continue to incur, attorneys’ fees and costs (“Lender’s Attorneys’ Fees and Costs”) which are included in the Loan Enforcement Costs and shall become part of the indebtedness owed under the Loan.

E.
As a result of the Maturity Default, Lender caused a Notice of Default and Election to Sell under Deed of Trust to be recorded in the Official Records on November 27, 2024, as Doc # 2024-0017622 (the “NOD”) initiating non-judicial foreclosure proceedings under the Deed of Trust pursuant to California Civil Code Section 2924 et seq. (the “Non-Judicial Foreclosure Proceedings”).  Lender caused a Notice of Trustee’s Sale to be recorded in the Official Records on March 5, 2025, as Doc # 2025-0003069 (the “Notice of Sale”) scheduling a Trustee’s sale under the Deed of Trust (the “Trustee’s Sale”) for April 4, 2025 (the “Trustee’s Sale Date”).

F.
 On December 20, 2024, Lender filed a Verified Complaint (the “Complaint”) in Napa County Superior Court (the “Court”) as Case No. 24CV002268 (the “Action”), against Borrower, MSW LLC, Wiseman Company, Wiseman and Wiseman as Trustee (collectively, “Obligors”, and each an “Obligor”) alleging causes of action, inter alia, for breach of contract under the Note, judicial foreclosure under the Deed of Trust, breach of contact under the MSW LLC Guaranty, the Wiseman Company Guaranty, the Wiseman Guaranty, and the Wiseman Trust Guaranty (the “Guarantees” and each a “Guaranty”), appointment of a receiver over the Property, and a temporary restraining order and preliminary injunction.

G.
 Pursuant to Lender’s application (the “Receiver Application”), on January 28, 2025, the Court entered an Order Appointing Receiver and Preliminary Injunction (the “Receiver Appointment Order”) appointing Gerard F. Keena, II (the “Receiver”) as receiver over the Property, ordering Borrower to turnover possession of the Property and proceeds of Rents to Receiver, and enjoining Obligors from interfering with the Receiver’s possession and management of the Property, as more fully described in the Receiver Appointment Order.

H.
 As of the Agreement Date, the sum of $15,787,499.93 is due and owing under the Loan (the “Present Loan Indebtedness”), consisting of principal in the amount of $14,742,049.12, interest in the amount of $857,984.04 (including Covid-19 deferred interest in the amount of $335,458.85 (the “Deferred Interest”)), and Loan Enforcement Cost of $187,466.77, consisting of estimated Lender’s Attorneys’ Fees and Costs  of $151,161.66, foreclosure trustee’s fees and costs of $25,105.11 (“Trustee’s Fees and Cost”), and appraisal fees of $11,200.00 (“Appraisal Fees”). Interest accrues under the Loan from and after the Agreement Date at 8.00% per annum, or $3,276.02 per day.

I.
 Obligors have requested that Lender agree to forbear from the further exercise of Lender’s Rights and Remedies. Subject to the terms, conditions, and limitations set forth in this Agreement, Lender has agreed to forbear from the further exercise of Lender’s Rights and Remedies.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Obligors, MacKenzie Realty, MacKenzie Advisers and Lender (collectively, the “Parties” and each a “Party”), hereby agree as follows:

1.	INCORPORATION OF RECITALS. The Recitals set forth herein above are hereby incorporated into and made a part of this Agreement.

2.
DEFINED TERMS. Capitalized terms not otherwise defined in this Agreement shall have the meaning as defined in the Complaint.  Capitalized terms not otherwise defined in this Agreement or the Complaint shall have the meanings attributed to such terms in the California Uniform Commercial Code (the “UCC”) or Title 11 of the United States Code (the “Bankruptcy Code”).  The defined terms in this Agreement shall apply equally to both the singular and the plural forms of the defined term.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

3.
REAFFIRMATION OF LOAN INDEBTEDNESS. Borrower hereby acknowledges and reaffirms the existence, validity, and enforceability of Borrower’s obligations under the Loan in the amounts and terms as are set forth in the above Recitals and under each of the Loan Documents, each of which is and shall remain unmodified and in full force and effect, except as specifically provided in this Agreement.  Borrower further acknowledges that in addition to the Present Loan Indebtedness, Borrower is or may become liable for additional or future indebtedness, consisting of, but not limited to the following amounts (the “Additional Loan Indebtedness”):

a.	Any future expenditures that may be made by Lender, as authorized in the Loan Documents to protect its security, and interest on any such expenditure from the date of such expenditure.

b.
Lender’s Attorneys’ Fees and Costs, whether previously incurred or incurred from or after the Agreement Date, including without limitation, Lender’s Attorneys’ Fees and Costs incurred in connection with the implementation of this Agreement, and any future costs of collection, including reasonable attorneys' fees and expert witness and consultant fees, that may be incurred by Lender after the Effective Date of this Agreement in the enforcement of Lender’s Rights and Remedies, or in the enforcement of this Agreement, including, without limitation, any attorneys’ fees and costs incurred in connection with any bankruptcy proceeding; and

c.	All accrued and accruing interest on the foregoing sums.

(The Present Loan Indebtedness and the Additional Loan Indebtedness are hereinafter collectively referred to as the “Loan Indebtedness”).

Borrower hereby acknowledges that, as of the Effective Date (as defined in paragraph 20   below), Borrower irrevocably waives all defenses, counterclaims, offsets, cross-complaints, claims, demands or other grounds for nonperformance of any kind or nature whatsoever, including but not limited to, any claim arising out of or relating to the Loan (collectively, the “Loan Claim(s)”) that can be asserted to reduce or eliminate all or part of the Loan Indebtedness which is now due and owing, or which may become due and owing, or to challenge the validity or enforceability of any of the Loan Documents, or to seek affirmative relief or damages of any kind or nature from Lender.  To the extent that any such Loan Claims exist, they are fully, forever, and irrevocably released, pursuant to Obligor Release set forth in paragraph 17 below.

4.
REAFFIRMATION OF GUARANTEES. MSW LLC, Wiseman Company, Wiseman and Wiseman as Trustee (collectively, “Guarantors” and each “Guarantor”) hereby consent to the execution and delivery of this Agreement by Borrower.  Guarantors hereby acknowledge and reaffirm the existence, validity, and enforceability of their respective Guarantees and their obligations under their respective Guarantees for payment of the Loan Indebtedness (the “Guaranty Indebtedness”). Each Guarantor hereby acknowledges that, as of the Effective Date, each Guarantor irrevocably waives all defenses, counterclaims, offsets, cross-complaints, claims, demands or other grounds for nonperformance of any kind or nature whatsoever, including but not limited to, any claim arising out of or relating to Loan or their respect  Guaranty (collectively, the “Guaranty Claim(s)”) that can be asserted to reduce or eliminate all or part of the Guaranty Indebtedness which is now due and owing, or which may become due and owing, or to challenge the validity or enforceability of their respective Guarantees, to reduce the Guaranty Indebtedness, or to seek affirmative relief or damages of any kind or nature from Lender.  To the extent that any such Guaranty Claims exist, they are fully, forever, and irrevocably released, pursuant to the Obligor Release set forth in paragraph 17 below.

5.
FORBEARANCE. Subject to satisfaction of the Conditions Precedent to the Forbearance (as defined in paragraph 20 below), and effective on the Effective Date, and, in consideration for the Forbearance Payment (as defined in paragraph 8 below) and the mutual covenants and agreements set forth herein, and except as otherwise provided herein, Lender hereby agrees to forbear until the Forbearance Termination Date, from taking any action, either in person, by agent, or by the Receiver, from exercising any of Lender’s Rights and Remedies, except for those rights and remedies already exercised prior to the Effective Date (the “Forbearance”).  The term “Forbearance Termination Date” means the date on which the Forbearance terminates, which date shall be the sooner of (i) the date on which any Forbearance Event of Default (as defined in paragraph 14 below) occurs, or (ii) September 30, 2025.

6.
EFFECT OF FORBEARANCE. The Forbearance is not intended to be, nor shall it be construed as, a cure or waiver of the Maturity Default or of any or other events of default that may exist under the Loan Documents, whether or not known by Lender (the “Existing Defaults”), or a waiver of any of Lender’s Rights and Remedies.  To the extent that any such Existing Defaults exist, Borrower shall remain in default under the Loan Documents, Lender reserves all of Lender’s Rights and Remedies.  Nothing in this Agreement shall obligate Lender to enter into any discussions with Obligors regarding any additional or future forbearance, or the waiver or cure of any Forbearance Event of Default, or the waiver of any of Lender’s Rights and Remedies upon the occurrence of any Forbearance Event of Default, or the modification or amendment to any terms and conditions of this Agreement or any of the Loan Documents.  The acceptance by Lender of any payments under the Loan shall not constitute a cure or waiver of the Existing Defaults or any Forbearance Event of Default.

7.
EFFECT ON NONJUDICIAL FORECLOSURE PROCEEDINGS. Notwithstanding the Forbearance or any other provision of this Agreement, the NOD and Notice of Sale shall remain in full force and effect.  Upon satisfaction of the Conditions Precedent to Forbearance, Lender shall postpone the Trustee’s Sale Date for one month or to a date that is available for a Trustee’s Sale in Napa County, California, that is closest date to a one-month postponement.  For so long as no Forbearance Events of Defaults have occurred, Lender will further postpone the Trustee’s Sale Date in monthly intervals, with a final postponement to the soonest date after September 30, 2025, that is available for a Trustee’s Sale in Napa County, California.

8.
 FORBEARANCE PAYMENT. In consideration for the Forbearance, and as a condition precedent thereto, Borrower shall pay, and Lender agrees to accept, a payment in the amount of $5,000,000 (the “Forbearance Payment”) which must be received by Lender on or before March 28, 2025. The Forbearance Payment shall be paid via federal funds wire, pursuant to wire instructions to be provided by Lender. The Forbearance Payment shall be applied to the Loan Indebtedness as follows:

a.
 First, to accrued and unpaid interest, in such amounts that are necessary to pay interest (other than the Deferred Interest) current to March 28, 2025 (the “Interest Payment”). The Deferred Interest shall remain outstanding and unpaid and shall continue to be part of the Loan Indebtedness.

b.	Second, to pay such amounts as are necessary to pay Lender’s Loan Enforcement Costs incurred through March 25, 2025.

c.
 Third, the remainder of the Forbearance Payment after payment of the Interest Payment and Lender’s Enforcement Costs, shall be applied toward payment of the principal balance of the Loan (the “First Principal Payment”).

9.
 REPRESENATIONS REGARDING SOURCES OF FUNDS. Obligors, MacKenzie Realty, and MacKenzie Advisers represent and warrant to Lender that (i) the primary source of funds for the Forbearance Payment are proceeds (the “Private Placement Proceeds”) from the sale by MacKenzie Realty, to a certain institutional investor, of commons stock and warrants (the “Private Placement”), pursuant to a Prospectus dated January 15, 2025 (the “Prospectus”); (ii) nothing in the Prospectus restricts or prohibits the use of the Private Placement Proceeds for payment of the Forbearance Payment; and (iii) to the extent that funds used to pay the Forbearance Payment are derived from a transfer of funds from any subsidiary, affiliate, or entity owned, controlled, or managed by MacKenzie Realty or MacKenzie Advisers, or any entity owned, controlled or managed by a subsidiary, affiliate or entity owned, controlled or managed by MacKenzie Realty or MacKenzie Advisers (a “Transferring Entity”), the transfer of funds was not made with actual intent to hinder, delay, or defraud any creditor of the Transferring Entity, and that, at the time the transfer was made, the Transferring Entity was not engaged or about to engage in a business or transaction for which the remaining assets of the Transferring Entity were unreasonably small in relation to the business or transaction, and the Transferring Entity did not intended to incur, or did not believe or should not have reasonably believed that the Transferring Entity would incur, debts beyond the Transferring Entity’s ability to pay as they become due.

10.
 INTEREST GOING FORWARD. Obligors and Lender acknowledge and agree that the Note Rate shall be and is hereby adjusted to a fixed rate of eight percent (8.00%) per annum (the “Adjusted Note Rate”). Obligors hereby acknowledge and agree that the Adjusted Note Rate is a market rate of interest.  Commencing on May 1, 2025, and on the first day of each month thereafter, Borrower shall pay monthly payments of interest only (the “Monthly interest Payments”) in an amount required to pay all accrued and unpaid interest (except for the Deferred Interest).

11.	STIPULATED RECEIVER ORDER; ADDITIONAL PRINCIPAL PAYMENTS FROM FUNDS HELD BY RECEIVER.

a.
 As a condition to the Forbearance, the Obligors and Lender, through their counsel of record in the Action, shall enter into a stipulation (the “Stipulation”) for entry of stipulated order (the “Stipulated Receiver Order”) to be approved by the Court, which will, among other things, instruct the Receiver to remit to Lender the Net Available Funds held in the receivership estate.  The Net Available Funds shall be applied by Lender as an additional payment against the principal balance of Loan (the “Second Principal Payment”).

b.	As used herein, the term “Net Available Funds” shall mean:

(i)	The total funds held by the Receiver, including the funds designated as the Tenant Improvement Fund of $592,691.00.

(ii)	Less, the amounts necessary to pay the real property tax installment of $91,119.06 that becomes delinquent on April 10, 2025 (if not already paid by the Receiver).

(iii)	Less, any amount of funds held by the Receiver that constitute payment of rents due for the month of April 2025 (“April Rents”).

(iv)	Less, $100,000.00 as a reserve (the “Receiver Reserve”) to pay the Receiver’s fees and costs and other expenses related to the Property not otherwise paid.

c.	The Stipulated Receiver Order shall include the following additional provisions:

(i)
 The Receiver shall turn over to Borrower possession of the Real Property, Books and Records, Property Documents and Materials, each as defined in the Receiver Appointment Order. Upon turnover of possession of the Real Property, Books and Records, Property Documents, and Materials to Borrower, the Receiver shall have no further responsibilities or obligations relating to management, control, or operation of the Real Property.

(ii)	The Preliminary Injunction set forth in paragraphs 19, 20, 21, 22 and 23 of the Receiver Appointment Order (the “Injunction Provisions”) shall be dissolved and shall be of no force and effect.

(iii)	If not already paid, the Receiver shall pay the real property tax installment that becomes delinquent on April 10, 2025.

(iv)
 The Receiver shall remit to Borrower any funds held by the Receiver that constitute April Rents, together with any and all tenant deposits held by the Receiver, if any. The Receiver shall have no further responsibilities, obligations or liability with respect to April Rents and tenant deposits after such remittance.

(v)
 The Receiver shall advise all tenants to remit all unpaid Rents to Borrower or Borrower’s designated property manager. Receiver shall not be responsible for collection of unpaid and future Rents or enforcement of such instructions after turnover of possession of the Real Property.

(vi)
 The Receiver shall advise all vendors providing services to the Property to render all services to Borrower and submit all payments for services to Borrower or the Borrower’s designated property manager. Receiver shall not be responsible for the payment of vendor for services or enforcement of such instructions after turnover of possession of the Real Property.

(vii)
 The Receiver shall continue to hold the Receiver Reserve for payment of the Receiver’s fees and costs and other expenses related to the Property not otherwise paid, until approval of Receiver’s final report and accounting, as provided in paragraph 12 below.

(viii)
 Any funds held by the Receiver after payment of all of the Receiver’s fees and costs and other expenses related to the Property not otherwise paid shall be remitted to Lender as an additional principal payment against the Loan (the “Third Principal Payment”), upon approval of Receiver’s Final Report and the Receiver’s Motion (as provided in paragraph 12 below).

d.	Lender shall make an Ex Parte Application with the Court for approval of the Stipulated Receiver Order as soon as practicable after the Effective Date.

12.	RECEIVER FINAL REPORT; EXONERATION OF DEPOSIT IN LIEU OF BOND.

a.
 Obligors acknowledge that the Receiver will be required to file with the Court a final report and accounting (the “Final Report”) and a motion (the “Receiver’s Motion”) seeking approval of the Final Report, approval of the Receiver’s reasonable fees and costs, authorizing payment of Receiver’s fees and cost from the funds held in the receivership estate, discharging the Receiver and exonerating Receiver’s bond. Obligors agree not to oppose or object to the amount of the Receiver’s fees and costs requested in the Receiver’s Motion and payment of the same from the funds held in the receivership estate, but the Court must find they are reasonable.

b.
 On January 10, 2025, in connection with the Receiver Application and the Injunctive Relief, and pursuant to California Code of Civil Procedure Sections 529(a), 995.710(a) and 995.710(c), Lender deposited with the Court a cashier’s check drawn on Lender in the amount of $10,000.00 (the “Deposit in Lieu of Bond”). Obligors acknowledge and agree that Lender will be required to file with the Court an application for exoneration of the Deposit in Lieu of Bond. Obligors hereby agree not to oppose Lender’s application for exoneration of Lender’s Deposit in Lieu of Bond.

13.	DISMISSAL OF ACTION.

a.
 Lender shall promptly dismiss the Complaint, without prejudice (the “Dismissal”), upon entry of (i) the order approving the Receiver’s Motion and final report and accounting, discharging Receiver and exonerating Receiver’s bond, and (ii) the order exonerating Lender’s Deposit in Lieu of Bond.

b.
 Lender and Obligors shall refrain from conducting discovery or from otherwise prosecuting the Action (except as required under this Agreement or otherwise required by the Court) pending entry of the Dismissal.

c.	No party shall be deemed a prevailing party in the Action. Obligors shall bear their own attorneys’ fees and costs incurred in connection with the Action.

14.
FORBEARANCE EVENTS OF DEFAULT. Lender, at Lender’s option, may terminate the Forbearance upon the occurrence of any of the following events (each a “Forbearance Event of Default” and collectively, the “Forbearance Events of Default”):

a.	Breach of Agreement. The failure of Borrower to perform, or the breach by Borrower of, any term, condition, or other obligation under this Agreement.

b.
Events of Default.  The occurrence of any Event of Default under the Loan Documents, other than the Existing Defaults, or if Lender becomes aware of an existing Event of Default other than the Known Defaults.

c.	Disgorgement Claim. The assertion or threatened assertion of a Disgorgement Claim (as defined in paragraph 18 below).

d.	Receiver or Trustee. Any Obligor shall have made an assignment for the benefit of creditors, or a receiver or trustee shall have been appointed over any of Obligors’ property or business.

e.
Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against any Obligor.

f.	Representation or Warranties. Any of the representations and warranties set forth or made herein prove to be false or misleading in any material respect.

15.
EFFECT OF FORBEARANCE EVENT OF DEFAULT. Upon the occurrence of any Forbearance Event of Default, Lender may, without notice, terminate the Forbearance, and exercise any or all of Lender’s Rights and Remedies including, without limitation, conducting the Trustee’s Sale and filing an action seeking to enforce any or all of Lender’s Rights and Remedies and taking any other action Lender deems necessary to protect its rights and interest, including, without limitation, the re-appointment of the Receiver over the Property as provided in paragraph 15 below.

16.
STIPULATION TO RE-APPOINTMENT OF RECEIVER.  Obligors hereby stipulate and agree that upon the occurrence any Forbearance Event of Default, Lender shall have the right to the re-appointment of the Receiver, by the Court (or any other Court of competent jurisdiction), over the Property, with substantially the same powers and provisions and injunctive relief as set forth in the Receiver Appointment Order.  Lender’s application for appointment of a receiver may be made ex parte, and the only required notice to Obligors shall be the notice required by the California Rules of Court. Obligors acknowledge and agree that the only defenses to the re-appointment of the Receiver shall be that a Forbearance Event of Default has not in fact occurred.  To the extent that any other defenses to the re-appointment of the Receiver exist, those defenses shall be deemed waived and released, pursuant to the Obligor Release set forth in paragraph 17 below.

17.	OBLIGOR RELEASE, REPRESENTATION, AND INDEMNIFICATION.

a.
Release and Covenant Not to Sue. Effective upon the Effective Date, and except as to the Lender’s obligations under this Agreement, Obligors, jointly and severally, hereby forever release, discharge, and covenant not to sue Lender and/or any of Lender’s officers, employees, directors, agents, insurers, sureties, servants, partners, participants, shareholders, affiliates, attorneys, predecessors, successors and assigns and assignors (collectively, the “Lender Parties”) from any and all claims, demands, controversies, actions, causes of action, obligations, liability, costs, expenses, attorneys’ fees and damages of any character whatsoever, nature or kind, in law or in equity, that may exist or may have arisen as of the Effective Date, including but not limited to any such claims or demands which arise from, derive from, or are in any way related or incidental to the Loan or any of the Loan Documents, the Property, the Action, and the Non-Judicial Foreclosure Proceedings, including without limitation Loan Claims and the Guaranty Claims (collectively, the “Released Claims”). The release by Obligors as set forth in this paragraph shall be referred to in this Agreement as the “Obligor Release.”

b.
Representation by Obligors. Each Obligor represents and warrant to Lender that as to the Released Claims of that Obligor (i) to the actual knowledge of that Obligor, no other entity or person has right, title or interest whatsoever in or to that Obligor’s Released Claims, and (ii) there has been no assignment, transfer, conveyance, or other disposition by that Obligor of any of that Obligor’s Released Claims.  Obligors acknowledge that Lender has relied and is relying upon such representations and warranties in entering into this Agreement.

c.
Indemnity by Obligors. Obligors, and each of them, agree to indemnify, protect, defend and hold harmless the Lender Parties from and against any loss, reasonable expense, liability, damage or reasonable attorneys’ fees and costs, arising out of or in connection with the breach of any of that Obligor’s representations and/or warranties set forth in subparagraph b of this paragraph 17, including without limitation, the assertion by any third party against the Lender Parties, or any of them, of any of that Obligor’s Released Claims.

d.
Waiver of Civil Code Section 1542. It is the intention of the parties hereto that the Obligor Release shall be effective so as to bar all claims, demands, controversies, actions, causes of action, obligations, liabilities, costs, expenses, attorneys’ fees and damages of whatsoever character, nature and kind, known or unknown, suspected or unsuspected, which arise from or are related to the Released Claims, and Obligors expressly acknowledge and waive any and all rights and benefits conferred upon Obligors by the provisions of Section 1542 of the California Civil Code that may have arisen prior to the Effective Date, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY

Obligors acknowledge that the foregoing waiver of the provisions of Section 1542 of the California Civil Code was separately bargained for; Obligors expressly acknowledge that this Agreement shall be given full force and effect in accordance with each and all of its express terms and provisions, including those terms and provisions relating to unknown and unsuspected claims, demands and causes of action, if any, to the same effect as those terms and provisions relating to any other claims, demands and causes of action hereinabove specified.

18.	DISGORGEMENT CLAIMS; INDEMNITY AGREEMENT.

a.
 Disgorgement Claims. Notwithstanding the Dismissal, the completion of the Trustees Sale, or the payment in full of the Loan Indebtedness, if at any time any claim is made against Lender seeking rescission, repayment, reimbursement, disgorgement, or return of all or any portion of the Forbearance Payment or any other payment received by Lender (a “Disgorgement Claim”) due to the  insolvency, bankruptcy, or reorganization of any Obligor, MacKenzie Realty, MacKenzie Advisers, or any affiliate or subsidiary of any Obligor, MacKenzie Realty, or MacKenzie Advisers, or as a result of any other action or claim made by any party in interest asserting such Disgorgement Claim, then Lender shall have a cause of action and claim against Obligors, MacKenzie Realty and MacKenzie Advisers for the full amount disgorged or returned by Lender, including without limitation, any amount disgorged or returned upon the advice of Lender’s legal counsel that repayment is advisable under the circumstances.

b.
 Indemnity Agreement. As a condition precedent to the Forbearance, Borrower, MSW LLC,  MacKenzie Realty, MacKenzie Advisers shall execute and deliver to Lender an agreement (the “Indemnity Agreement”) pursuant to which they shall indemnify and hold Lender and the Lender Parties harmless from any expense, loss, cost, liability or damage, including reasonable attorneys’ fees and costs arising out of any assertion or threatened assertion of any Disgorgement Claim.

19.	REPRESENTATIONS OF AUTHORITY. Obligors, MacKenzie Realty, and MacKenzie Advisers represent and warrant to Lender as follows:

a.
 Borrower Representations. Borrower is a limited partnership, is duly formed and validly existing under the laws of the State of California, is qualified to do business in the State of California, and has full power to enter into this Agreement and consummate the transactions contemplated by this Agreement. The parties and individuals executing this Agreement on behalf of Borrower and its general partner are duly authorized to execute this Agreement on behalf of Borrower and its general partner. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority.  Borrower is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which the Borrower or its general partner is a party or by which it or they or the Property may be bound or affected.

b.
 MSW LLC Representations. MSW LLC is a limited liability company, is duly formed and validly existing under the laws of the State of California, is qualified to do business in the State of California, and has full power to enter into this Agreement and consummate the transactions contemplated by this Agreement. The parties and individuals executing this Agreement on behalf of MSW LLC and its manager are duly authorized to execute this Agreement on behalf of MSW LLC and its manager. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of MSW LLC, threatened against or affecting Borrower, MSW LLC, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority.  MSW LLC is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which the MSW LLC is a party or by which it or the Property may be bound or affected.

c.
 Wiseman Company Representations. Wiseman Company is a limited liability company, is duly formed and validly existing under the laws of the State of California, is qualified to do business in the State of California and has full power to enter into this Agreement and consummate the transactions contemplated by this Agreement. The parties and individuals executing this Agreement on behalf of Wiseman Company are duly authorized to execute this Agreement on behalf of Wisman Company. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of Wisman Company, threatened against or affecting Wiseman Company, Borrower, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority.  Wiseman Company is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which Wiseman Company or its managers are a party or by which it or they or the Property may be bound or affected.

d.
 Wiseman Representations. Wiseman is an individual, residing in the State of California, with the legal capacity to enter into this Agreement and consummate the transactions contemplated by this Agreement. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of Wiseman, threatened against or affecting Borrower, MSW LLC, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority. Wiseman is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which Wiseman is a party or by which he or the Property may be bound or affected.

e.
 Wiseman as Trustee Representations. Wiseman as Trustee is the Trustee of the Wiseman Trust. The Wiseman Trust is duly formed and existing under the laws of the State of California and has not been revoked. Wiseman as Trustee has the power to execute this Agreement on Wiseman Trust and the consent of no other person or entity is required to exercise that power. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of Wiseman as Trustee threatened against or affecting Borrower, the Wiseman Trust, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority. The Wiseman Trust is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which the Wiseman Trust is a party or by which it or the Property may be bound or affected.

f.
 MacKenzie Realty Representations. MacKenzie Realty is a corporation, is duly formed and validly existing under the laws of the State of Maryland, is qualified to do business in the State of California and has full power to enter into this Agreement and consummate the transactions contemplated by this Agreement. The parties and individuals executing this Agreement on behalf of MacKenzie Realty are duly authorized to execute this Agreement on behalf of MacKenzie Realty. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of MacKenzie Realty, threatened against or affecting Borrower, MacKenzie Realty, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority.  MacKenzie Realty is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, prospectus, or other instrument to which the MacKenzie Realty is a party or by which it or the Property may be bound or affected.

g.
 MacKenzie Advisers Representations. MacKenzie Advisers is a limited partnership, is duly formed and validly existing under the laws of the State of California, is qualified to do business in the State of California, and has full power to enter into this Agreement and consummate the transactions contemplated by this Agreement. The parties and individuals executing this Agreement on behalf of Borrower and its general partner are duly authorized to execute this Agreement on behalf of Borrower and its general partner. Other than the Action, there are no actions, suits, or proceedings pending or, to the best knowledge of MacKenzie Advisers, threatened against or affecting Borrower, MacKenzie Advisers, the Property, or any part of it, or involving the validity or enforceability of the Deed of Trust, the priority of the lien of the Deed of Trust, or the validity or enforceability of any of the other Loan Documents, at law or in equity, or before or by any governmental authority. MacKenzie Advisers is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental authority. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instrument to which MacKenzie Advisers or its general partner is a party or by which it or they or the Property may be bound or affected.

20.
EFFECTIVE DATE. This Agreement shall be effective on the date that all of the following conditions have been satisfied (the “Conditions Precedent to Forbearance”), which shall occur if at all on or before March 31, 2025 (the “Forbearance Effective Date”):

a.	Each Party shall have executed and delivered this Agreement.

b.	The Forbearance Payment shall have been paid and received by Lender on or before March 28, 2025.

c.	The Stipulation for entry of the Stipulated Receiver Order shall have been executed by Obligors counsel of record in the Action.

d.	The Indemnity Agreement shall have been executed and delivered by Obligors, MacKenzie Realty and MacKenzie Advisers.

Unless otherwise agreed to by Lender in writing, if the Conditions Precedent to Forbearance have not been satisfied on or before March 31, 2025, this Agreement shall be of no force and effect.

21.	MISCELLANEOUS PROVISIONS.

a.
Notices. Any notice to be given or other document to be delivered by any Party to the other or others hereunder may be delivered in person to any Party or officer or manager of any Party, or may be deposited in the United States mail, duly certified or registered, return receipt requested, with postage prepaid, or by Federal Express or other similar overnight delivery service, or by facsimile machine or email if concurrently delivered by another permissible method set forth in this paragraph, and addressed to the Party for whom intended, as set forth in Exhibit A which is attached hereto and incorporated herein by this reference.  Any Party hereto may from time to time, by written notice to the other, designate a different address which shall be substituted for the one specified in Exhibit A. Unless otherwise specifically provided for herein, all notices, payments, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given and received (i) upon personal delivery, or (ii) as of the third (3rd) business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as set forth above, (iii) the immediately succeeding business day after deposit with Federal Express or other similar overnight delivery system, or (iv) upon confirmation of receipt if delivered by email.

b.	Survival. All covenants, agreements, representations, and warranties made herein shall survive the transactions contemplated by this Agreement.

c.
Attorneys' Fees. Should any Party hereto retain counsel for the purpose of enforcing or preventing the breach of any provision hereof including, but not limited to, instituting any action or proceeding to enforce any provisions hereof, or for damages by reason of any alleged breach of any provisions hereof, or for a declaration of such Party's rights or obligations hereunder, or for any other judicial remedy, then, if said matter is settled by judicial determination (which term includes arbitration judicially affirmed), the prevailing Party shall be entitled, in addition to such other relief as granted, to be reimbursed by the losing Party for all costs and expenses incurred thereby, including, but not limited to, reasonable attorneys' fees and costs for the services rendered to such prevailing Party.

d.
Further Assurances. The Parties hereto hereby agree to execute such other commercially reasonable documents and take such other commercially reasonable action as may be reasonably necessary to further the purposes of this Agreement.

e.	Time of Essence. Time is expressly declared to be of the essence in this Agreement and each of the Loan Documents, and of every provision thereof in which time is an element.

f.
Governing Law. This Agreement has been negotiated, entered into, and is to be performed in Napa County, California, and shall be governed by, construed and enforced in accordance with the internal laws of the State of California.  If there is a lawsuit, venue shall be in the courts of Napa County, State of California.

g.	Benefit and Burden. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and assigns.

h.
Remedies are Cumulative. All remedies provided to Lender in this Agreement and the Loan Documents are cumulative and non-exclusive and shall be in addition to any and all other rights and remedies provided by law or in equity.

i.
Waiver. No breach of any provision of this Agreement or the Loan Documents can be waived unless in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision of this Agreement or the Loan Documents.

j.
Failure or Indulgence Not Waiver. No failure or delay on the part of Lender, or any holder of any instruments evidencing any of the Loan Indebtedness, in the exercise of any power, right or privilege hereunder, or under any of the Loan Documents, shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

k.
Independent Advice of Counsel. The Parties hereto and each of them, represent and declare that in executing this Agreement they rely solely upon their own judgment, belief and knowledge, and the advice and recommendations of their own independently selected counsel, and that they are not relying on any representation, whether written or oral, express or implied, made by any of the Parties hereto, and have not been influenced to any extent whatsoever in executing the same by any of the Parties hereto or by any person representing them, or any of them.

l.
Captions and Interpretations. Titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or any provision hereof.  No provision in this Agreement is to be interpreted for or against any Party because that Party or his legal representative drafted such provision.

m.	Incorporation of Exhibits. All exhibits and schedules attached to this Agreement are incorporated into this Agreement as though fully set forth herein.

n.
Amendments. This Agreement constitutes the entire understanding and agreement of the Parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the Party or Parties sought to be charged or bound by the alteration or amendment.  If there is any conflict between the terms and provisions of this Agreement and the Loan Documents, the terms and conditions of this Agreement shall prevail.

o.
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.  The Parties authorize removal of the signature page of this Agreement from any counterpart copy and the attachment of all signature pages to a single counterpart copy so that the signatures of all those signing will be physically attached to the same document.  Delivery of an executed counterpart of this Agreement by email shall be equally as effective as delivery of an originally executed counterpart of this Agreement.

This Forbearance, Settlement and Release Agreement is made as of the Agreement Date as first set forth above but shall be effective as of the Effective Date as set forth herein.

BORROWER: MAIN STREET WEST, L.P., a California limited partnership

By: MAIN STREET WEST, LLC, a California limited liability company,
Its General Partner

By:	MACKENZIE REALTY OPERATING PARTNERHIP, L.P. a Delaware limited partnership, Its Manager

By:	MACKENZIE REALTY CAPITAL, INC., a Maryland corporation, Its General Partner

By: ____________________________________
Robert Dixon, CEO

By: ____________________________________
Chip Patterson, Secretary

MSW LLC: MAIN STREET WEST, LLC, a California limited liability company

By:	MACKENZIE REALTY OPERATING PARTNERHIP, L.P. a Delaware limited partnership, Its Manager

By:	MACKENZIE REALTY CAPITAL, INC., a Maryland corporation, Its General Partner

By: _____________________________________
Robert Dixon, CEO

By:	_____________________________________
Chip Patterson, Secretary

[Signatures continue on following page.]

WISEMAN COMPANY:	THE WISEMAN COMPANY, LLC, a California limited liability company

By:	_____________________________________
Doyle Wiseman, Its Manager
WISEMAN:

By:	_____________________________________
Doyle Wiseman, an individual

WISEMAN TRUSTEE:

By:	_____________________________________
Doyle Wiseman, as Trustee of The Wiseman
Family Trust dated December 6. 2002

MACKENZIE REALTY: MACKENZIE REALTY CAPITAL, INC., a Maryland corporation

By: _____________________________________
Robert Dixon, CEO

By: _____________________________________
Chip Patterson, Secretary

MACKENZIE ADVISERS:	MACKENZIE REAL ESTATE ADVISERS, LP, a California limited partnership

By:	LCA-GP, LLC, a California limited liability company,
Its General Partner

By: _____________________________________
Robert Dixon, Manager

By: _____________________________________
Chip Patterson, Manager

[Signatures continue on following page.]

LENDER:

FIRST NORTHERN BANK OF DIXON

By: ________________________________
Brett Hamilton, Executive Vice President

[End of signatures.]

EXHIBIT A
ADDRESSES FOR NOTICE

Any notice to be given or other document to be delivered by any party to the other or others, shall be delivered to the address set forth below:

To Lender: First Northern Bank of Dixon
Attn:  Brett Hamilton
1375 Exposition Blvd., Suite 300
Sacramento, CA 95815
Phone: (916) 570-1271
Email: bhamilton@thatsmybank.com

With a copy to:	Kraft Law
Attn: Douglas H. Kraft, Esq
2315 Capitol Avenue
Sacramento, CA  95816
Phone No.: (916) 880-3040
Email: dkraft@douglaskraft.com

To Borrower:	MAIN STREET WEST, L.P.
c/o Main Street West, LLC, its general partner
Attn: Chip Patterson
89 Davis Road, Suite 100
Orinda, CA 94563
Phone No.: (925) 235-1006
Email: chip@mackenziecapital.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

To MSW LLC:	MAIN STREET WEST, LLC
Attn: Chip Patterson
89 Davis Road, Suite 100
Orinda, CA 94563
Phone No.: (925) 235-1006
Email: chip@mackenziecapital.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

[Addresses continue on following page.]

To Wiseman Company:	The Wiseman Company,
Attn: Doyle Wiseman
1 Pine Ridge Way
Mill Valley, CA 94941-3539
Phone No.: (415) 518-0808
Email: dwiseman@wisemanco.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

To Wiseman:	Doyle Wisman
1 Pine Ridge Way
Mill Valley, CA 94941-3539
Phone No.: (415) 518-0808
Email: dwiseman@wisemanco.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

To Wiseman as Trustee:	Doyle Wisman
Trustee of The Wiseman Family Trust
1 Pine Ridge Way
Mill Valley, CA 94941-3539
Phone No.: (415) 518-0808
Email: dwiseman@wisemanco.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

[Addresses continue on following page.]

To MacKenzie Realty:	MACKENZIE REALTY CAPITAL, INC.
Attn: Chip Patterson
89 Davis Road, Suite 100
Orinda, CA 94563
Phone No.: (925) 235-1006
Email: chip@mackenziecapital.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

To MacKenzie Advisers:	MACKENZIE REAL ESTATE ADVISERS, LP
c/o LCA-GP, LLC
Attn: Chip Patterson, Manager
89 Davis Road, Suite 100
Orinda, CA 94563
Phone No.: (925) 235-1006
Email: chip@mackenziecapital.com

With a copy to:	Davis Wright Tremaine LLP
Attn: John D. Freed, Esq
50 California Street, 23rd Floor
San Francisco, CA  94111-4701
Phone No.: (415) 276-6532
Email: jakefreed@dwt.com

[End of document.]